UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 27, 2006


                             DATARAM CORPORATION
__________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
__________________________________________________________________________
 (State or other juris-        (Commission               (IRS Employer
diction of incorporation)      File Number)            Identification No.)


     Route 571, P.O. Box 7528, Princeton, NJ                08543-7528
__________________________________________________________________________
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

__________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

     On February 27, 2006 Dataram Corporation announced the results of operations for the third fiscal quarter. A copy of this public announcement is furnished as an exhibit. An associated dial-in conference call will occur on the date of the announcement's release. This dial-in conference call was publicly announced on February 15, 2006, and will be broadly accessible to the public. Further information about the Company is available at http://www.dataram.com.

     The information provided in that press release, in this report and in that conference call may include forward-looking statements relating to future events, such as the development of new products, the pricing and availability of raw materials, or the future financial performance of the Company. Actual results may differ from such projections and are subject to certain risks including, without limitation, risks arising from: changes in the price of memory chips, changes in the demand for memory systems, increased competition in the memory systems industry, order cancellations, delays in developing and commercializing new products and other factors described in the Company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which can be reviewed at http://www.sec.gov and at http://www.dataram.com.


Section 8 - Other Events.

Item 8.01.  Other Events.

     The Company announced on February 27, 2006 that a $0.06 cash dividend has been declared by the Company's board of directors which is payable on March 22, 2006 to shareholders of record as of March 9, 2006. See Exhibit 99.1.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

99.1 Press Release dated February 27, 2006 announcing results of operations and a cash dividend. (Furnished not filed)


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION


                                 By:  MARK MADDOCKS
Date:  February 27, 2006              _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer